UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 29, 2005

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14908	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1304 Summit Ave., Ste 2
Plano, TX 75074
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

On July 29, 2005, TGC Industries, Inc. (the “Company”) issued 100,000 shares of the Company’s Common Stock, $.01 par value per share (the “Common Stock”) to Sidney Todres and 3,000 shares of Common Stock to National Investor Services Corp. FBO Ann C. Green Roth IRA in connection with the conversion of 103,000 outstanding shares of 8-1/2% Senior Convertible Preferred Stock (the “Preferred Stock”), pursuant to the terms thereof.  The shares of the Common Stock issued in connection with the conversions were issued pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Act”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: August 3, 2005	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and CEO
(Signing on behalf of the Registrant and as Principal Executive Officer)